SUPPLEMENT DATED JUNE 1, 2001
                              TO THE PROSPECTUS OF

Templeton Capital Accumulator Fund, Inc.    Templeton Developing Markets Trust
dated January 1, 2001                       dated May 1, 2001

Templeton Global Investment Trust           Templeton Institutional Funds, Inc.
(Templeton International and Templeton      (Foreign Equity Series,
Latin America Funds)                        Emerging Markets Series and
dated August 1, 2000, as supplemented       Emerging Fixed Income Markets
November 2, 2000, February 28, 2001         Series)
and March 28, 2001                          dated May 1, 2001

Templeton Income Trust
(Templeton Global Bond Fund)
dated January 1, 2001, as supplemented
March 28, 2001

I. The section "Goal and Strategies" is supplemented to include the following:
 Beginning July 2001, the Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

II. The section "Main Risks" is supplemented to include the following:
 DERIVATIVE SECURITIES The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

               Please keep this supplement for future reference.